Fees Summary	Aug. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,646.77
Total Transaction Valuation	43,414,554.00
Total Offset Amount	0.00
Net Fee	$ 6,646.77